UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On November 7, 2013, U.S. Concrete, Inc. (the “Company”) issued a press release announcing its proposed offering of $200 million aggregate principal amount of senior secured notes due 2020, subject to market conditions and other factors, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons pursuant to Regulation S under the Securities Act. A copy of the press release is filed as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

On November 7, 2013, the Company sent a conditional notice of optional redemption to U.S. Bank National Association, as trustee (the “Trustee”), electing to effect an optional redemption of all of the Company’s outstanding 9.5% Senior Secured Notes due 2015 (CUSIP No. 90333L AG7) (the “2015 Notes”), at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the redemption date of November 22, 2013 (such date, the “Redemption Date”) (such amount, the “Redemption Amount”). The redemption is subject to the satisfaction of the following condition precedent (the “Condition Precedent”): the consummation of a financing that provides net proceeds sufficient to pay the Redemption Amount in full and the irrevocable deposit by or on behalf of the Company with the Trustee of funds sufficient to pay and discharge the entire indebtedness (including all principal and accrued interest) on the 2015 Notes not theretofore delivered to the Trustee for cancellation. If the Condition Precedent is not satisfied as of the Redemption Date, or if the Company provides written notice to the Trustee and the holders at any time prior to the Redemption Date that the Condition Precedent will not be satisfied as of the Redemption Date, then the notice of optional redemption will be rescinded and of no force or effect for any purpose and the 2015 Notes will be deemed not to have been called for redemption.

From and after the Redemption Date, (i) interest on the 2015 Notes will cease to accrue in accordance with the indenture governing the 2015 Notes, unless the Company defaults in paying the Redemption Amount to the holders of the 2015 Notes, and (ii) the only remaining right of the holders of the 2015 Notes will be to receive payment of the Redemption Amount. The notice of optional redemption will be sent by the Trustee to the registered holders of the 2015 Notes on November 7, 2013 in accordance with the requirements of the indenture governing the 2015 Notes. A copy of the notice of optional redemption is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. A copy of the form of the 2015 Notes is incorporated into this Current Report on Form 8-K by reference to Exhibit 4.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
4.1
Form of 9.5% Senior Secured Notes due 2015, included as Exhibit A to the Indenture, dated as of March 22, 2013, by and among U.S. Concrete, Inc., the Guarantors named therein, and U.S. Bank National Association, as Trustee and Noteholder Collateral Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013 (File No. 001-34530)).

99.1	Press Release of U.S. Concrete, Inc. dated November 7, 2013
99.2	Notice of Optional Redemption of 9.5% Senior Secured Notes due 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 7, 2013    By:     /s/ William M. Brown
William M. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1
Form of 9.5% Senior Secured Notes due 2015, included as Exhibit A to the Indenture, dated as of March 22, 2013, by and among U.S. Concrete, Inc., the Guarantors named therein, and U.S. Bank National Association, as Trustee and Noteholder Collateral Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013 (File No. 001-34530)).

99.1	Press Release of U.S. Concrete, Inc. dated November 7, 2013
99.2	Notice of Optional Redemption of 9.5% Senior Secured Notes due 2015